Exhibit 99(a)


                  B.M.J. FINANCIAL CORP. STOCK OPTION AGREEMENT

         (Incorporated by reference to Exhibit 10(b) to the Schedule 13D dated August 29, 1996 filed by the Registrant with respect to the Common Stock, par value $1.00, of B.M.J. Financial Corp.)